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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)   June 30, 2003
                                                      --------------------


                          FirstCity Liquidating Trust
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             (Exact Name of Registrant as Specified in Its Charter)


                                      Texas
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                 (State or Other Jurisdiction of Incorporation)


                  0-20677                                06-6414468
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           (Commission File Number)           (IRS Employer Identification No.)


   1001 Fannin, Suite 1070, Houston, Texas                 77002
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   (Address of Principal Executive Offices)             (Zip Code)


                                  (713) 651-7841
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)






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INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

On June 30, 2003, FirstCity Liquidating Trust (the "Trust") completed the sale of its 67% partnership interest in First City Tower to UIDC Management ("UIDC") for a net cash price of approximately $29 million. UIDC is the entity which, prior to the sale, owned the remaining 33% partnership interest. Subsequent to the sale, UIDC will be the sole owner of First City Tower.

The Trust further announced that its Portfolio Committee has approved an $11.00 per share distribution on July 14, 2003 to holders of record of the Trust "B" Certificates as of July 7, 2003. First City Tower was the most significant remaining asset of the Trust, and its sale clears the way for the Trust to make this significant distribution and wind down operations. After the planned July 14, 2003 distribution, the remaining net asset value of the Trust as reflected in the value of the Class B Certificates is estimated to be between $1.25 and $2.00 per certificate. The actual valuation will be determined by the remaining asset liquidations, expenses of closing out the Trust, as well as the outcome of certain litigation. Investors are cautioned that these amounts are solely estimates.

From the inception of the Trust in 1995, the net asset valuation has never shown any value whatsoever to the Class "C" Certificates. With the liquidation of the Trust assets nearly complete subsequent to the sale of the largest remaining asset, the estimation that indeed no value will apportion to the Class C interests becomes almost certain.

This Form 8-K may include forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections, guidance or other statements other than statements of historical fact, are forward-looking statements. These statements are based upon assumptions that are subject to change and other risks. Although the Trust believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Certain risks and uncertainties inherent in the Trust's business are set forth in the filings of the Trust with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits.

Exhibit 2.1.    Purchase and Sale Contract between Financial Center, Inc.,
                FCLT Tower, L.P., Parkway Properties FCT Limited Partner LP, and Parkway Properties FCT General Partner dated April 30, 2003.

Exhibit 2.2. Notice of exercise of right of first refusal by UIDC Management, Inc. and UIDC of Texas Co. dated May 28, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   U.S. BANK NATIONAL ASSOCIATION
                                   As Trustee


July 14, 2003                      /s/ Cauna Silva
                                   --------------------------------------------
                                   Name: Cauna Silva
                                   --------------------------------------------
                                   Title: Vice President
                                   --------------------------------------------



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                               INDEX TO EXHIBITS


EXHIBIT
  NO.           DESCRIPTION
-------         -----------
Exhibit 2.1.    Purchase and Sale Contract between Financial Center, Inc.,
                FCLT Tower, L.P., Parkway Properties FCT Limited Partner LP,
                and Parkway Properties FCT General Partner dated April 30, 2003.

Exhibit 2.2. Notice of exercise of right of first refusal by UIDC Management, Inc. and UIDC of Texas Co. dated May 28, 2003.